Supplement dated October 9, 2025, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2025 for the Pacific Choice 2 variable annuity policy issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce certain underlying fund changes and premium guideline changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

  The changes outlined below will become effective November 3, 2025.

The Maximum Total Purchase Payments section row from the table in the Initial Summary Prospectus, under the heading BUYING THE CONTRACT, will be deleted and replaced with the following:

Maximum Total Purchase Payments	Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section BUYING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

We reserve the right to reject additional Purchase Payments. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

All other references in the prospectus to an initial or additional purchase payment that will bring your aggregate Purchase Payments over $1,000,000 will change to the above disclosure

Effective November 3, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to add the following fund:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
This Fund seeks capital appreciation.	Pacific Select Fund Capital Appreciation Portfolio Class I; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.95%[1]	NA	NA	NA

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 3, 2025, the allowable Investment Options in the LIVING BENEFIT ALLOCATION REQUIREMENTS section in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is deleted and replaced with the following:

Currently, the allowable Investment Options are as follows:

Allowable Investment Options
American Funds IS Asset Allocation Fund	Macquarie VIP Asset Strategy
American Funds IS Managed Risk Asset Allocation Fund	Janus Henderson Balanced Portfolio
BlackRock Global Allocation V.I. Fund	MFS Total Return Series
PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix – Conservative Growth Portfolio
PSF ESG Diversified Portfolio Fidelity® VIP FundsManager 60% Portfolio	Pacific Dynamix – Growth Portfolio Pacific Dynamix – Moderate Growth Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Conservative Portfolio Pacific Dynamix – Growth Portfolio
Franklin Allocation VIP Fund PSF Hedged Equity Portfolio	Portfolio Optimization Moderate-Conservative Portfolio Portfolio Optimization Growth Portfolio
PSF Capital Appreciation Portfolio	Portfolio Optimization Moderate Portfolio
Invesco V.I. Balanced-Risk Allocation Fund

Effective November 3, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	The Subadvisor for the Pacific Select Fund Small-Cap Growth will change from MFS Investment Management to Goldman Sachs Asset Management L.P (“GSAM”).
•	All references to the name Macquarie VIP Asset Strategy Series will change to Nomura VIP Asset Strategy Series.
•	All references to the name Macquarie VIP Energy Series will change to Nomura VIP Energy Series.

All other references in the prospectus to the names Macquarie VIP Asset Strategy Series and Macquarie VIP Energy Series will change to Nomura VIP Asset Strategy Series and Nomura VIP Energy Series, respectively.

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